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                                                                   EXHIBIT 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-53978) of our report dated February 13, 2001 relating to the financial statements which appear in Champion Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 30, 2000.


                                                  PRICEWATERHOUSECOOPERS LLP


                                                  /S/ PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan
April 27, 2001